EXHIBIT 99.1

 -------------------------------------------------------------------------------
 CASE NAME:  Venus Exploration, Inc
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 CASE:        02-13109-BP-11
 -------------------------------------------------------------------------------
                                                               ACCRUAL BASIS
  JUDGE:  Bill Parker                                           6/21/04
 -------------------------------------------------------------------------------







                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                             MONTH ENDING: May, 2004

                                                                          Note 1

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.










  RESPONSIBLE PARTY:

  /s/ Eugene L. Ames, Jr
  -----------------------
                                                         CEO
                                                         -----------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE


  Eugene L. Ames, Jr
  -----------------------
  PRINTED NAME OF RESPONSIBLE PARTY                         DATE
                                                             6/21/2004



  PREPARER:

  /s/ Terry F. Hardeman
  ----------------------
                                                       Chief Accounting Officer
                                                       -----------------------
  ORIGINAL SIGNATURE OF PREPARER                       TITLE


  Terry F. Hardeman
  -------------------------
  PRINTED NAME OF PREPARER                               DATE
                                                          6/21/2004



  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc                 ACCRUAL BASIS-1
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                                6/21/04
  --------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  COMPARATIVE BALANCE SHEET
  ------------------------------------------------------------------------------------------------------
                                                SCHEDULE       MONTH          MONTH          MONTH
                                                          ----------------------------------------------
  ASSETS                                         AMOUNT     Mar., 2004     Apr., 2004      May, 2004
  ------------------------------------------------------------------------------------------------------
   1. UNRESTRICTED CASH                                      $171,189.45    $169,919.14   $3,256,071.31
  ------------------------------------------------------------------------------------------------------
   2. RESTRICTED CASH
  ------------------------------------------------------------------------------------------------------
   3. TOTAL CASH                                             $171,189.45    $169,919.14   $3,256,071.31
  ------------------------------------------------------------------------------------------------------
   4. ACCOUNTS RECEIVABLE, NET                               $282,630.07    $275,180.24     $188,668.42
  ------------------------------------------------------------------------------------------------------
   5. INVENTORY
  ------------------------------------------------------------------------------------------------------
   6. NOTES RECEIVABLE
  ------------------------------------------------------------------------------------------------------
   7. PREPAID EXPENSES            Schedule 15                $191,032.38    $190,932.18      $10,975.75
  ------------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)
  ------------------------------------------------------------------------------------------------------
   9. TOTAL CURRENT ASSETS                                   $644,851.90    $636,031.56   $3,455,715.48
  ------------------------------------------------------------------------------------------------------
  10. PROPERTY, PLANT, & EQUIPMENT                         $5,716,289.93  $5,723,628.67         $913.61
  ------------------------------------------------------------------------------------------------------
  11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION           ($4,080,903.01)($4,050,315.21)       ($913.61)
  ------------------------------------------------------------------------------------------------------
  12. NET PROPERTY, PLANT & EQUIPMENT                      $1,635,386.92  $1,673,313.46           $0.00
  ------------------------------------------------------------------------------------------------------
  13. DUE FROM INSIDERS                                        $7,826.03      $8,806.02       $8,806.02
  ------------------------------------------------------------------------------------------------------
      OTHER ASSETS - NET OF       Schedule 1
  14.  AMORTIZATION (ATTACH LIST)                              $6,545.00      $6,545.00       $6,545.00
  ------------------------------------------------------------------------------------------------------
  15. OTHER (ATTACH LIST)
  ------------------------------------------------------------------------------------------------------
   16 TOTAL ASSETS                                         $2,294,609.85  $2,324,696.04   $3,471,066.50
  ------------------------------------------------------------------------------------------------------
  POSTPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  17. ACCOUNTS PAYABLE                                        $55,945.41     $91,909.63      $13,678.75
  ------------------------------------------------------------------------------------------------------
  18. TAXES PAYABLE
  ------------------------------------------------------------------------------------------------------
  19. NOTES PAYABLE               Note 3                     $125,000.00    $125,000.00     $125,000.00
  ------------------------------------------------------------------------------------------------------
  20. PROFESSIONAL FEES
  ------------------------------------------------------------------------------------------------------
  21. SECURED DEBT                                             $1,922.60      $2,907.55
  ------------------------------------------------------------------------------------------------------
  22. OTHER (ATTACH LIST)         Accrued Payables            $44,363.33      $3,028.27      $12,988.22
  ------------------------------------------------------------------------------------------------------
  23. TOTAL POSTPETITION LIABILITIES                         $227,231.34    $222,845.45     $151,666.97
  ------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  ------------------------------------------------------------------------------------------------------
  24. SECURED DEBT
  ------------------------------------------------------------------------------------------------------
  25. PRIORITY DEBT
  ------------------------------------------------------------------------------------------------------
  26. UNSECURED DEBT                                       $6,049,477.51  $6,017,398.52   $6,058,701.07
  ------------------------------------------------------------------------------------------------------
  27. OTHER (ATTACH LIST)         Schedule 2                  $24,335.72     $22,739.61      $21,143.50
  ------------------------------------------------------------------------------------------------------
  28. TOTAL PREPETITION LIABILITIES                        $6,073,813.23  $6,040,138.13   $6,079,844.57
  ------------------------------------------------------------------------------------------------------
  29. TOTAL LIABILITIES                                    $6,301,044.57  $6,262,983.58   $6,231,511.54
  ------------------------------------------------------------------------------------------------------
  EQUITY
  ------------------------------------------------------------------------------------------------------
  30. PREPETITION OWNERS' EQUITY                          ($3,752,128.04)($3,752,128.04) ($3,752,128.04)
  ------------------------------------------------------------------------------------------------------
  31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)               ($90,904.70)   ($62,158.89)  $1,206,031.08
  ------------------------------------------------------------------------------------------------------
      DIRECT CHARGES TO EQUITY    Note 2
  32.  (ATTACHMENT EXPLANATION)                             ($163,401.98)  ($124,000.61)   ($214,348.08)
  ------------------------------------------------------------------------------------------------------
  33. TOTAL EQUITY                                        ($4,006,434.72)($3,938,287.54) ($2,760,445.04)
  ------------------------------------------------------------------------------------------------------
  34. TOTAL LIABILITIES & OWNERS' EQUITY                   $2,294,609.85  $2,324,696.04   $3,471,066.50
  ------------------------------------------------------------------------------------------------------
                                                                   $0.00          $0.00           $0.00
--------------------------------------------------------------------------------------------------------



  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS-2
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                              6/21/04
  --------------------------------------------------------

  --------------------------------------------
  INCOME STATEMENT
  ---------------------------------------------------------------------------------------------------
                                                 MONTH        MONTH         MONTH         QUARTER
                                              -------------------------------------------------------
  REVENUES                                     Mar., 2004  Apr., 2004     May, 2004        TOTAL
  ---------------------------------------------------------------------------------------------------
   1. GROSS REVENUES              Note 2      $133,422.58  $126,898.34     $26,514.05    $286,834.97
  ---------------------------------------------------------------------------------------------------
   2. LESS: RETURNS & DISCOUNTS
  ---------------------------------------------------------------------------------------------------
   3. NET REVENUE                 Schedule 13 $133,422.58  $126,898.34     $26,514.05    $286,834.97
  ---------------------------------------------------------------------------------------------------
  COSTS OF GOODS SOLD
  ---------------------------------------------------------------------------------------------------
   4. MATERIAL
  ---------------------------------------------------------------------------------------------------
   5. DIRECT LABOR
  ---------------------------------------------------------------------------------------------------
   6. DIRECT OVERHEAD
  ---------------------------------------------------------------------------------------------------
   7. TOTAL COST OF GOODS SOLD                      $0.00        $0.00          $0.00          $0.00
  ---------------------------------------------------------------------------------------------------
   8. GROSS PROFIT                            $133,422.58  $126,898.34     $26,514.05    $286,834.97
  ---------------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ---------------------------------------------------------------------------------------------------
      OFFICER /  INSIDER
   9.  COMPENSATION                                 $0.00        $0.00          $0.00          $0.00
  ---------------------------------------------------------------------------------------------------
  10. SELLING & MARKETING
  ---------------------------------------------------------------------------------------------------
  11. GENERAL & ADMINISTRATIVE    Schedule 3   $40,408.82   $40,314.25     $38,922.38    $119,645.45
  ---------------------------------------------------------------------------------------------------
  12. RENT & LEASE                              $3,749.88    $3,749.88      $4,000.00     $11,499.76
  ---------------------------------------------------------------------------------------------------
  13. OTHER (ATTACH LIST)         Schedule 4   $75,739.67   $74,868.82    $185,772.93    $336,381.42
  ---------------------------------------------------------------------------------------------------
  14. TOTAL OPERATING EXPENSES                $119,898.37  $118,932.95    $228,695.31    $467,526.63
  ---------------------------------------------------------------------------------------------------
      INCOME BEFORE NON-OPERATING INCOME &
  15.  EXPENSE                                 $13,524.21    $7,965.39   ($202,181.26)  ($180,691.66)
  ---------------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSE
  ---------------------------------------------------------------------------------------------------
      NON-OPERATING INCOME (ATT.  Schedule 5
  16.  LIST)                                      $787.57   $25,204.23  $1,603,163.55  $1,629,155.35
  ---------------------------------------------------------------------------------------------------
      NON-OPERATING EXPENSE (ATT.
  17.  LIST)
  ---------------------------------------------------------------------------------------------------
  18. INTEREST EXPENSE            Schedule 11 ($21,200.08)     $673.81        $696.07    ($19,830.20)
  ---------------------------------------------------------------------------------------------------
  19. DEPRECIATION / DEPLETION                 $12,809.38                                 $12,809.38
  ---------------------------------------------------------------------------------------------------
  20. AMORTIZATION                                                                             $0.00
  ---------------------------------------------------------------------------------------------------
  21. OTHER (ATTACH LIST)         Note 3                                  $125,000.00    $125,000.00
  ---------------------------------------------------------------------------------------------------
  22. NET OTHER INCOME & EXPENSES              ($9,178.27) ($24,530.42)($1,477,467.48)($1,511,176.17)
  ---------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ---------------------------------------------------------------------------------------------------
  23. PROFESSIONAL FEES           Schedule 14 $100,051.74                   $7,096.25    $107,147.99
  ---------------------------------------------------------------------------------------------------
  24. U. S. TRUSTEE FEES                                     $3,750.00                     $3,750.00
  ---------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)         Schedule 6        $0.00        $0.00          $0.00          $0.00
  ---------------------------------------------------------------------------------------------------
      TOTAL REORGANIZATION
  26.  EXPENSES                               $100,051.74    $3,750.00      $7,096.25    $110,897.99
  ---------------------------------------------------------------------------------------------------
  27. INCOME TAX
  ---------------------------------------------------------------------------------------------------
  28. NET PROFIT (LOSS)                       ($77,349.26)  $28,745.81  $1,268,189.97  $1,219,586.52
  ---------------------------------------------------------------------------------------------------


  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS-3
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                             6/21/04
  --------------------------------------------------------


  -------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                              MONTH        MONTH        MONTH        QUARTER
                                              -----------------------------------------------------
  DISBURSEMENTS                                Mar., 2004  Apr., 2004    May, 2004       TOTAL
  -------------------------------------------------------------------------------------------------
   1. CASH - BEGINNING OF MONTH                $53,619.27  $171,189.45   $169,919.14    $53,619.27
  -------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -------------------------------------------------------------------------------------------------
   2. CASH SALES                              $101,486.39   $86,792.75     $5,918.57   $194,197.71
  -------------------------------------------------------------------------------------------------
  COLLECTIONS OF ACCOUNTS
   RECEIVABLE
  -------------------------------------------------------------------------------------------------
   3. PREPETITON                                                                             $0.00
  -------------------------------------------------------------------------------------------------
   4. POSTPETITION                              $8,262.13    $3,286.37       $680.56    $12,229.06
  -------------------------------------------------------------------------------------------------
   5. TOTAL OPERATING RECEIPTS                $109,748.52   $90,079.12     $6,599.13   $206,426.77
  -------------------------------------------------------------------------------------------------
  NON-OPERATING RECEIPTS
  -------------------------------------------------------------------------------------------------
      LOANS & ADVANCES (ATTACH
   6.  LIST)
  -------------------------------------------------------------------------------------------------
   7. SALE OF ASSETS                           $50,000.00              $3,229,400.00 $3,279,400.00
  -------------------------------------------------------------------------------------------------
   8. OTHER (ATTACH LIST)         Schedule 7  $319,710.44   $25,454.35     $3,250.58   $348,415.37
  -------------------------------------------------------------------------------------------------
      TOTAL NON-OPERATING
   9.  RECEIPTS                               $369,710.44   $25,454.35 $3,232,650.58 $3,627,815.37
  -------------------------------------------------------------------------------------------------
  10. TOTAL RECEIPTS                          $479,458.96  $115,533.47 $3,239,249.71 $3,834,242.14
  -------------------------------------------------------------------------------------------------
  11. TOTAL CASH AVAILABLE                    $533,078.23  $286,722.92 $3,409,168.85 $3,887,861.41
  -------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  -------------------------------------------------------------------------------------------------
  12. NET PAYROLL                               $2,886.33    $2,886.33    $24,222.69    $29,995.35
  -------------------------------------------------------------------------------------------------
  13. PAYROLL TAXES PAID                        $1,164.12    $1,047.74    $14,206.71    $16,418.57
  -------------------------------------------------------------------------------------------------
      SALES, USE & OTHER TAXES
  14.  PAID
  -------------------------------------------------------------------------------------------------
  15. SECURED / RENTAL / LEASES
  -------------------------------------------------------------------------------------------------
   16 UTILITIES
  -------------------------------------------------------------------------------------------------
  17. INSURANCE
  -------------------------------------------------------------------------------------------------
  18. INVENTORY PURCHASES
  -------------------------------------------------------------------------------------------------
  19. VEHICLE EXPENSES
  -------------------------------------------------------------------------------------------------
  20. TRAVEL
  -------------------------------------------------------------------------------------------------
  21. ENTERTAINMENT
  -------------------------------------------------------------------------------------------------
  22. REPAIRS & MAINTENANCE
  -------------------------------------------------------------------------------------------------
  23. SUPPLIES
  -------------------------------------------------------------------------------------------------
  24. ADVERTISING
  -------------------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)         Schedule 8  $357,838.33  $112,869.71   $114,668.14   $585,376.18
  -------------------------------------------------------------------------------------------------
      TOTAL OPERATING
  26.  DISBURSEMENTS                          $361,888.78  $116,803.78   $153,097.54   $631,790.10
  -------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -------------------------------------------------------------------------------------------------
  27. PROFESSIONAL FEES
  -------------------------------------------------------------------------------------------------
  28. U.S. TRUSTEE FEES
  -------------------------------------------------------------------------------------------------
  29. OTHER (ATTACH LIST)
  -------------------------------------------------------------------------------------------------
      TOTAL REORGANIZATION
  30.  EXPENSES
  -------------------------------------------------------------------------------------------------
  31. TOTAL DISBURSEMENTS                     $361,888.78  $116,803.78   $153,097.54   $631,790.10
  -------------------------------------------------------------------------------------------------
  32. NET CASH FLOW                           $117,570.18   ($1,270.31)$3,086,152.17 $3,202,452.04
  -------------------------------------------------------------------------------------------------
  33. CASH - END OF MONTH         Schedule 12 $171,189.45  $169,919.14 $3,256,071.31 $3,256,071.31
  -------------------------------------------------------------------------------------------------


  --------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS - 4
  --------------------------------------------------------

  --------------------------------------------------------
  CASE:                           02-13109-BP-11                             6/21/04
  --------------------------------------------------------

  ------------------------------------------------------------------------------------------------
                                                SCHEDULE      MONTH        MONTH         MONTH
                                                          ----------------------------------------
  ACCOUNTS RECEIVABLE AGING                      AMOUNT    Mar., 2004    Apr., 2004    May, 2004
  ------------------------------------------------------------------------------------------------
   1.                     0 - 30                           $127,618.70   $119,450.06   $25,052.57
  ------------------------------------------------------------------------------------------------
   2.                    31 - 60                             $7,864.44     $2,682.40    $8,490.75
  ------------------------------------------------------------------------------------------------
   3.                    61 - 90                            $22,611.54     $7,148.04    $2,473.67
  ------------------------------------------------------------------------------------------------
   4.                       91 +                           $196,158.10   $217,522.45  $224,274.14
  ------------------------------------------------------------------------------------------------
   5. TOTAL ACCOUNTS RECEIVABLE                            $354,252.78   $346,802.95  $260,291.13
  ------------------------------------------------------------------------------------------------
      AMOUNT CONSIDERED
   6.  UNCOLLECTABLE                                        $71,622.71    $71,622.71   $71,622.71
  ------------------------------------------------------------------------------------------------
   7. ACCOUNTS RECEIVABLE, NET                             $282,630.07   $275,180.24  $188,668.42
  ------------------------------------------------------------------------------------------------

  --------------------------------------------------------
                                                                 MONTH:  May, 2004
                                                                       ---------------------------
  AGING OF POSTPETITON TAXES AND PAYABLES
  ------------------------------------------------------------------------------------------------
  TAXES PAYABLE                   0 -  30 DAYS 31 -  60   61 - 90 DAYS   91 +  DAYS      TOTAL
                                                  DAYS
  ------------------------------------------------------------------------------------------------
   1. FEDERAL                           $0.00       $0.00        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------
   2. STATE                             $0.00       $0.00        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------
   3. LOCAL                             $0.00       $0.00        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------
   4. OTHER (ATTACH LIST)               $0.00       $0.00        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------
   5. TOTAL TAXES PAYABLE               $0.00       $0.00        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------

  --------------------------------            ----------------------------------------------------
   6. ACCOUNTS PAYABLE                                                                      $0.00
  --------------------------------            ----------------------------------------------------

  --------------------------------------------
                                                                 MONTH:  May, 2004
                                                                       ---------------------------
  STATUS OF POSTPETITION TAXES
  ------------------------------------------------------------------------------------------------
  FEDERAL                                      BEGINNING     AMOUNT     AMOUNT PAID   ENDING TAX
                                                  TAX      WITHHELD AND                LIABILITY
                                                LIABILITY   OR ACCRUED
  ------------------------------------------------------------------------------------------------
   1. WITHHOLDING**                                 $0.00    $7,121.92     $7,121.92        $0.00
  ------------------------------------------------------------------------------------------------
   2. FICA - EMPLOYEE**                             $0.00    $2,776.29     $2,776.29        $0.00
  ------------------------------------------------------------------------------------------------
   3. FICA - EMPLOYER**                             $0.00    $2,776.30     $2,776.30        $0.00
  ------------------------------------------------------------------------------------------------
   4. UNEMPLOYMENT                                  $0.00      $112.00       $112.00        $0.00
  --------------------------------------------            ----------------------------------------
   5. INCOME                                        $0.00        $0.00         $0.00        $0.00
  --------------------------------------------            ----------------------------------------
   6. OTHER (ATTACH LIST)                           $0.00        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------
   7. TOTAL FEDERAL TAXES                           $0.00   $12,786.51    $12,786.51        $0.00
  ------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  ------------------------------------------------------------------------------------------------
   8. WITHHOLDING                                       0        $0.00         $0.00        $0.00
  --------------------------------------------------------                           -------------
   9. SALES                                             0        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------
  10. EXCISE                                            0        $0.00         $0.00        $0.00
  ------------------------------------------------------------------------------------------------
  11. UNEMPLOYMENT                                      0    $1,420.20     $1,420.20        $0.00
  --------------------------------------------------------                           -------------
  12. REAL PROPERTY                                     0        $0.00         $0.00        $0.00
  --------------------------------------------------------                           -------------
  13. PERSONAL PROPERTY                                 0        $0.00         $0.00        $0.00
  --------------------------------------------------------                           -------------
  14. OTHER (ATTACH LIST)                               0        $0.00         $0.00        $0.00
  --------------------------------------------------------                           -------------
  15. TOTAL STATE & LOCAL                           $0.00    $1,420.20     $1,420.20        $0.00
  ------------------------------------------------------------------------------------------------
  16. TOTAL TAXES                                   $0.00   $14,206.71    $14,206.71        $0.00
  --------------------------------------------------------                           -------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report this amount should be zero.

**   Attach photocopies of IRS Form 6123 or your FTD coupon and                        Schedule 9
     payment receipt to verify payment or deposit.



  ----------------------------------------------------------
  CASE NAME:                      Venus Exploration, Inc               ACCRUAL BASIS - 5
  ----------------------------------------------------------

  ----------------------------------------------------------
  CASE:                           02-13109-BP-11                            6/21/04
  ----------------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.





  --------------------------------------------
                                                                 MONTH:  May, 2004
                                                                       ----------------------------
  BANK RECONCILIATIONS                          Account #1  Account #2  Account #3
  -------------------------------------------------------------------------------------------------
  A.      BANK                                    Frost        Frost       Frost
  -------------------------------------------------------------------------------------------------
  B       ACCOUNT NUMBER                         01 0445703 01 0445606   01 0445681      TOTAL
  -------------------------------------------------------------------------------------------------
  C       PURPOSE (TYPE):                        Regular      Payroll     Rental
  -------------------------------------------------------------------------------------------------
   1. BALANCE PER BANK STATEMENT               3,272,225.94     771.37     2,943.35  $3,275,940.66
  -------------------------------------------------------------------------------------------------
      ADD:  TOTAL DEPOSITS NOT
   2.  CREDITED                                                                              $0.00
  -------------------------------------------------------------------------------------------------
      SUBTRACT:  OUTSTANDING
   3.  CHECKS                                    (17,539.99)              (2,629.36)   ($20,169.35)
  -------------------------------------------------------------------------------------------------
   4. OTHER RECONCILING ITEMS                                                                $0.00
  -------------------------------------------------------------------------------------------------
   5. MONTH END BALANCE PER ITEMS             $3,254,685.95    $771.37      $313.99  $3,255,771.31
  -------------------------------------------------------------------------------------------------
      NUMBER OF LAST CHECK
   6.  WRITTEN                                         9168        105         1194
  -------------------------------------------------------------------------------------------------


  --------------------------------------------
  INVESTMENT ACCOUNTS                           Account #1  Account #2  Account #3
  -------------------------------------------------------------------------------------------------
  BANK , ACCOUNT NAME & NUMBER                   DATE OF     TYPE OF     PURCHASE    CURRENT VALUE
                                                 PURCHASE    INSTRUMENT    PRICE
  -------------------------------------------------------------------------------------------------
   7.     ACCOUNT NUMBER
  -------------------------------------------------------------------------------------------------
   8.     PURPOSE (TYPE):
  -------------------------------------------------------------------------------------------------
   9. BALANCE PER BANK STATEMENT
  -------------------------------------------------------------------------------------------------
      ADD:  TOTAL DEPOSITS NOT
  10.  CREDITED
  -------------------------------------------------------------------------------------------------
  11. TOTAL INVESTMENTS
  -------------------------------------------------------------------------------------------------


  --------------------------------------------
  CASH
  -------------------------------------------------------------------------------------------------
  12. CURRENCY ON HAND                                                                     $300.00
  -------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------
  13. TOTAL CASH - END OF MONTH                                                      $3,256,071.31
  -------------------------------------------------------------------------------------------------


  --------------------------------------------------------
  CASE  NAME:                     Venus Exploration, Inc               ACCRUAL BASIS-6
  --------------------------------------------------------

  --------------------------------------------------------
  CASE  NUMBER:                   02-13109-BP-11                            6/21/04
  --------------------------------------------------------

                                                                 MONTH:  May, 2004
                                                                       ----------------------------

  --------------------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
  --------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.





  ---------------------------------------------------------------------
  INSIDERS
  ---------------------------------------------------------------------
                                  TYPE  OF    AMOUNT      TOTAL PAID
              NAME                PAYMENT     PAID        TO DATE
  1. Ames Energy Company          Schedule 10                   $3,638
  ---------------------------------------------------------------------
  2. John Y Ames                  Schedule 10      $4,902     $164,350
  ---------------------------------------------------------------------
  3. Terry Hardeman               Schedule 10      $7,150      $95,456
  ---------------------------------------------------------------------
  4. E L Ames, Jr                 Schedule 10      $1,257      $21,516
  ---------------------------------------------------------------------
  5.
  ---------------------------------------------------------------------
  6. TOTAL  PAYMENTS
     TO  INSIDERS                                 $13,309     $284,960
  ---------------------------------------------------------------------


  -------------------------------------------------------------------------------------------------
  PROFESSIONALS
  -------------------------------------------------------------------------------------------------
                                      DATE  OF  COURT                               TOTAL
                                    ORDER        AMOUNT      AMOUNT     TOTAL  PAID INCURRED
                                   AUTHORIZING
                   NAME             PAYMENT     APPROVED      PAID       TO  DATE   & UNPAID *
  -------------------------------------------------------------------------------------------------
  1. Ed Birkelo                     4/22/2003                   $1,700      $43,850
  -------------------------------------------------------------------------------------------------
  2. Larry Bennett                  4/22/2003                               $29,700
  -------------------------------------------------------------------------------------------------
  3. Gloria Barrett                 4/22/2003                   $3,051      $54,698
  -------------------------------------------------------------------------------------------------
  4. Alan Bailey                    4/22/2003                               $10,615
  -------------------------------------------------------------------------------------------------
  5. Bonnie Weise                   4/22/2003                  $15,580      $17,080
  -------------------------------------------------------------------------------------------------
  6. Tom Ewing                      4/22/2003                  $15,580      $17,080
  -------------------------------------------------------------------------------------------------
  6. TOTAL  PAYMENTS
     TO  PROFESSIONALS                                         $35,911     $173,023             $0
  -------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


------------------------------------------------------------------------------------------------
POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND ADEQUATE
PROTECTION  PAYMENTS
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
NAME OF CREDITOR                            SCHEDULED   AMOUNTS
                                            MONTHLY     PAID              TOTAL
                                            PAYMENTS    DURING            UNPAID
                                            DUE         MONTH             POSTPETITION
------------------------------------------------------------------------------------------
1.                                                                                     $0
------------------------------------------------------------------------------------------
2. North Frost Center                            $4,000        $4,000                  $0
------------------------------------------------------------------------------------------
3. GE Capital                                      $279          $279                  $0
------------------------------------------------------------------------------------------
4. GMAC                                            $791          $791                  $0
------------------------------------------------------------------------------------------
5.                                                                                     $0
------------------------------------------------------------------------------------------
6. TOTAL                                         $5,070        $5,070                  $0
------------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------------------------------------
 CASE  NAME:          Venus Exploration, Inc                                          ACCRUAL BASIS-7
 ----------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------
 CASE  NUMBER:        02-13109-BP-11                                                  6/21/04
 ----------------------------------------------------------------------------------------------------------

                                                                                                           MONTH:  May,
                                                                                                                    2004
                                                                                                                   -----

 -----------------------------------------------------------------------------------------------------
 QUESTIONNAIRE

 -----------------------------------------------------------------------------------------------------------------------
                                                                                                             YES    No
 -----------------------------------------------------------------------------------------------------------------------
  1. HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
     THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                       Note   X
                                                                                                         4
 -----------------------------------------------------------------------------------------------------------------------
  2. HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
     OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                                X
 -----------------------------------------------------------------------------------------------------------------------
  3. ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE  FROM RELATED PARTIES?                                                                               X
 -----------------------------------------------------------------------------------------------------------------------
  4. HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
     THIS REPORTING                                                                                    Note   X
      PERIOD?                                                                                            5
 -----------------------------------------------------------------------------------------------------------------------
  5. HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
     DEBTOR FROM ANY                                                                                   Note   X
      PARTY?                                                                                             3
 -----------------------------------------------------------------------------------------------------------------------
  6. ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                              X
 -----------------------------------------------------------------------------------------------------------------------
  7. ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
     PAST  DUE?                                                                                                      X
 -----------------------------------------------------------------------------------------------------------------------
  8. ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                         X
 -----------------------------------------------------------------------------------------------------------------------
  9. ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                                  X
 -----------------------------------------------------------------------------------------------------------------------
 10. ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
     DELINQUENT?                                                                                                     X
 -----------------------------------------------------------------------------------------------------------------------
 11. HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
     REPORTING PERIOD?                                                                                               X
 -----------------------------------------------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
 -----------------------------------------------------------------------------------------------------------------------

 IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
 EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.



  --------------------------------------------
  INSURANCE
  -------------------------------------------------------------------------------------------------
                                                                                    YES
  -------------------------------------------------------------------------------------------------
  1. ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                       X
  -------------------------------------------------------------------------------------------------
     ARE  ALL  PREMIUM  PAYMENTS  PAID                                              X
  2.  CURRENT?
  -------------------------------------------------------------------------------------------------
  3. PLEASE  ITEMIZE  POLICIES  BELOW.
  -------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.



  -------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------


  -------------------------------------------------------------------------------------------------
                                              INSTALLMENT  PAYMENTS
  -------------------------------------------------------------------------------------------------
          TYPE  OF                                                                  PAYMENT AMT
           POLICY                               CARRIER   PERIOD COVERED            & FREQUENCY
  ----------------------------------------------------------------------------------
     Crime Policy                 Hartford Causality      7/1/03 - 6/30/06          178.33 per
                                                                                     month
     ----------------------------------------------------------------------------------------------
     Workman Compensation         Texas Mutual             6/1/03 - 5/31/04         Paid Up
     ----------------------------------------------------------------------------------------------
     Auto                         Progressive              1/4/04 - 9/30/04         Paid up
     ----------------------------------------------------------------------------------------------
     Commercial Fire              Central Insurance Co    10/1/03 - 9/30/04         Paid Up
     ----------------------------------------------------------------------------------------------
     General  Liability    St Paul Surplus Line Ins Co     8/1/03 - 7/31/04         Paid Up

     ----------------------------------------------------------------------------------------------

Note 1
------
      An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code.


Note 2
------

      Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for approximately two months after production. As of the date of this report, the production for May was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

      The difference between the year to date accrual for the MOR and the year to date actual is an adjustment to retained earnings.

Note 3
------

      In accordance with an Order Granting Venus Exploration Inc.'s Motion to Obtain Unsecured Credit Allowable as an Administration Expense Pursuant to 11 USC 364(b), Venus obtained a loan of $125,000 to purchase Directors' and Officers' insurance for the period May 21, 2003 until May 21, 2004. When the policy expired May 21, 2004 an expense for the cost of the policy was recognized. The Note Payable is shown on Line 19 of the Balance Sheet, and accrued interest payable is included on Line 22. Accrued interest expense is included on Line 18 of the Income Statement.

      Payment of principal and interest on the note is subject to subordination in accordance with the above referenced Order.

Note 4
------

      On February 9, the Company signed a Purchase and Sale Agreement to sell substantially all of its assets. On February 27, 2004, the Court ordered that the Company is authorized to seek approval of the sale as contemplated by the Purchase and Sale Agreement. The Court also ordered that Venus was authorized to receive alternative bids. On March 24, 2004, an auction was held, and a winning bid was accepted. The closing of the sale was May 7, 2004, and the Company received $3,229,400 in cash and a net profits interest in certain assets that were sold.

Note 5
------

      During May, 2004, the Court approved the assumption by Venus of the unexpired contract between Venus and Simpkins & Associates for the administration of Venus' 401(k) plan and the payment to Simpkins & Associates of $8,618.96, including $2,000 of prepetition liability.

Schedule 1 - Other Assets
-------------------------

      Utility Deposit                                                           6,545.00
                                                                        -----------------
                                                                                6,545.00
                                                                        -----------------

Schedule 2 - Other Prepetition Liabilities
------------------------------------------

      Rent Deposit                                                             20,477.92
      Deferred Federal Income Tax                                               1,475.00
      Obligations Under Capital Lease                                            (809.42)
                                                                        -----------------
                                                                               21,143.50
                                                                        -----------------

Schedule 3 - General and Administrative Expenses
------------------------------------------------

       Salaries                                                                 2,239.40
       Payroll taxes                                                              163.00
       Misc. employee expense                                                  10,031.87
       Auto expense                                                             4,658.92
       Supplies                                                                 2,755.54
       Bank fees                                                                   65.82
       Legal & accounting serv.                                                 6,604.88
       Consultants                                                              6,336.19
       Rent                                                                     4,000.00
       Travel & entertainment                                                   2,395.19
       Insurance                                                                  635.95
       General Taxes                                                              992.63
       Telephone                                                                1,507.88
       Postage                                                                    388.51
       Professional Seminars
       Dues, subs & pubs                                                          100.00
       Bankruptcy Expense
       Other G&A                                                                  367.64
       Corporate expenses                                                       1,193.00
       Overhead/Fees                                                           (1,514.04)
                                                                        -----------------
          Total                                                                42,922.38

       Less Amount reported on line 12 - Rent                                  (4,000.00)
       Less Amount reported on line 24 & 25
            Reorganization Expenses
                                                                        -----------------

      Amount reported on line 11                                               38,922.38
                                                                        =================



Schedule 4 - Other Operating Expenses
-------------------------------------

      Production Taxes                                                          2,948.68
      Lease Operating Expense                                                   6,463.82
      Abandonment                                                             139,553.43
      Geological and Geophysical - Overhead                                    36,573.00
      Delay Rental                                                                234.00
                                                                        -----------------
                                                                              185,772.93
                                                                        =================

Schedule 5 - Non-Operating Income
---------------------------------

      Gain on Sale of Assets              (Note 4)                          1,601,260.01
      Misc Income                                                                 500.00
      Interest income                                                           1,403.54
                                                                        -----------------
                                                                            1,603,163.55
                                                                        =================

Schedule 6 - Other Reorganization Expenses
------------------------------------------
                                                                                    0.00
                                                                                    0.00
                                                                        -----------------
                                                                                    0.00
                                                                        =================

Schedule 7 - Other Non-Operating Receipts
-----------------------------------------

      Overhead collections                                                      1,264.04
      State Tax Refund                                                             83.00
      Interest Income                                                           1,403.54
      Misc. Income                                                                500.00
                                                                        -----------------
                                                                                3,250.58
                                                                        =================

Schedule 8 - Other Operating Disbursements
------------------------------------------

      As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during May, except payroll and taxes which are shown on Lines 12 and 13.


Schedule 9 - Note Re: Payroll Tax Payments
------------------------------------------

      Payroll taxes are paid by payroll preparation company, ADP.

Schedule 10 - Payments to Insiders
----------------------------------

                                                                   Current Month
                                                                   -------------
                                               Fee         Health Ins         Auto            Total
                                               ---         ----------         ----            -----
      Ames Energy                                                                                    0.00
      John Ames                                 3,825.00       1,077.13                          4,902.13
      Terry Hardeman                            7,150.00                                         7,150.00
      E L Ames, Jr                                               466.17           791.03         1,257.20
                                          ----------------------------------------------------------------
                                               10,975.00       1,543.30           791.03        13,309.33
                                          ----------------------------------------------------------------

                                                                   Total to Date
                                                                   -------------
      Ames Energy                               3,637.50                                         3,637.50
      John Ames                               133,941.70      16,156.95        14,251.30       164,349.95
      Terry Hardeman                           95,456.44                                        95,456.44
      E L Ames, Jr                                             6,992.55        14,523.15        21,515.70
                                          ----------------------------------------------------------------
                                              233,035.64      23,149.50        28,774.45       284,959.59
                                          ----------------------------------------------------------------


     Schedule 11 - Interest Expense
     ------------------------------

         D&O Insurance Loan - Note 3                                                  690.07
         Other                                                                          6.00
                                                                            -----------------
                                                                                      696.07
                                                                            -----------------

     Schedule 12 - Cash Receipts and Disbursements
     ---------------------------------------------
         The cash increased 3,086,152.17 in May.

     Schedule 13 - Revenue
     ---------------------
         Revenue decreased 100,384.29 in May.

     Schedule 14 - Professional Fees
     -------------------------------

         The Court has approved the following professional fees. The expense for $377,884 of these amounts was previously shown on line 23 of the Monthly Operating Report in November, 2003 and March, 2004. $ 7,096.25 is shown as an expense on line 23 of the current Monthly Operating Report.

         Pressler Petroleum Consultants, Inc                                       13,443.58
         Leonard Pipkin                                                            26,536.86
         Plunket and Gibson                                                        42,493.96
         Cotham, Harwell, and Evans                                                70,044.21
         Hite McNichol & Associates                                                70,874.60
         Jason R. Searcy, P.C.                                                     63,845.30
         Frost Bank                                                                97,741.74
                                                                            -----------------

                                                                                  384,980.25
                                                                            =================
         The amounts were paid during March and May, 2004.


     Schedule 15 - Prepaid Expenses
     ------------------------------

         Prepaid General Insurance                                                  7,613.63
         Prepaid D & O Insurance - Note 3                                               0.00
         Prepaid Maintenance and Other                                              3,362.12
                                                                            -----------------
                                                                                   10,975.75
                                                                            =================